                                                            EXHIBIT 1.A(10)(a)

THE PRUDENTIAL [LOGO]

                                 APPLICATION  FOR  LIFE  INSURANCE
                                 OR  POLICY  CHANGE
                                 [X] The Prudential Insurance Company of America
                                 [ ] Pruco Life Insurance Company of New Jersey
Policy No. XXXXXXXXXXXXXXXXXX        A Subsidiary of
           ------------------        The Prudential Insurance Company of America
[ ] Check here if policy change.      Corporate Offices, Newark, New Jersey

John Doe
--------------------------------------------------------------------------------
Name of primary proposed Insured (or current Insured, if policy change) (first, initial, last)

PART 1
=============================================================================================================================
A.  PERSONAL INFORMATION (PRIMARY PROPOSED INSURED)
1.   Social Security No.                          2.  Sex:  [ ] Male  [ ] Female
                         --------------------
3.   Marital Status:     [ ] Single  [ ] Married  [ ] Widowed  [ ] Separated [ ] Divorced
4.   Date of Birth:  Mo. 6    Day  15   Yr.   61     5.  Age  35  6.  State of Birth (Country if not U.S.) (Name of State)
                        ----      -----     -----            ----                                          ----------------------
7.   Billing Address (City, State and Zip) :
                                            ------------------------------------
        123 Main St.. Any City Any State XXXXX
8.   Home Address (if different):
                                  -------------------------------------------------
9.   Home Telephone Number   (XXX) XXX-XXXX            10.  Business Telephone Number   (XXX) XXX-XXXX
                             -----------------------                                  -------------------
11. Current Employer    ABC Company
=============================================================================================================================
B.   ALL OTHER PROPOSED INSUREDS (Include Applicant for Applicant's Waiver of Premium Benefit)
     Name                  Relationship to           Sex        Date of          Age        State of        Total Life Insurance
                           primary proposed                     Birth                       Birth (country  in all companies
                           Insured                              (mo., day, yr.)             if not U.S.)


=============================================================================================================================
C.  COVERAGE INFORMATION
1.  Plan of Insurance  Variable Universal Life         2. Initial Amount   $50,000
                      --------------------------------                     ----------------
$If AL/VAL or if applicable to the product, check one:  [ ] Level Death Benefit  [X] Variable Death Benefit
3.  SUPPLEMENTARY BENEFITS AND RIDERS (Please indicate amount where applicable)
     [ ] Waiver of Premium              [ ] Accidental Death Benefit $
                                                                      --------------------------------
     [ ] Living Needs Benefit           [ ] Option to Purchase Additional Insurance $
                                                                                     -----------------
     [ ] Applicant's Waiver of Premium  [ ] Option to Purchase Paid Up Life Insurance Additions
     [ ] Automatic Premium Loan             (include details in special  request)
    OTHER RIDERS AND BENEFITS: (Please indicate amount where applicable)
                                                                         -----------------------------
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

=============================================================================================================================
D.  BENEFICIARIES/OWNERSHIP (If Trust, provide name of trust, trustee and date of trust.)
1.  Beneficiary:  Name            Relationship to primary proposed Insured                Age
    Primary (Class 1)   Mary Doe                Spouse                                    35
                        -----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    Contingent (Class 2) Robert Doe Son                                                   10
                        -----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
2.   Is the owner other than the primary proposed Insured?    [ ] Yes [X] No
    If yes:   Name
                        -----------------------------------------------------------------------------------------------------
    Address
                        -----------------------------------------------------------------------------------------------------
                                                        Owner's date of birth
                                                                              -----------------------------------------------
                        -----------------------------------------------------------------------------------------------------

ORD 96200-96
                            New York

================================================================================
E.  PAYMENT DETAILS
1. Within the last 12 months, has any proposed Insured had a heart attack, stroke or cancer other than of the skin? [ ] Yes [X] No
2.  Is a medical examination required on:
    Primary Proposed Insured? [ ] Yes No [X]
    Second Proposed Insured?  [ ] Yes    [X] No
3.  Premium Payment Mode:  (collect full modal premium if prepaid)
    [X] Pru-matic  [ ] Annual [ ] Semi-annual  [ ] Quarterly  [ ] Monthly
    [ ] Payroll Budget [ ] Gov't Allotment

4.  Amount paid with this application $   68.13                        [ ] None
                                       -------------------------------
    (Must be "None" if E1 is answered Yes, except Gibraltar products.)
5.  DATE PREMIUM COLLECTED         1-1-97
                           -----------------------------------------------
F.  REPLACEMENT
For any proposed Insured, would this insurance replace or cause a change in any
existing insurance or annuity in any company?     [ ] Yes  [X] No
(If yes, give insurance company, plan, amount and policy number(s). Enclose all required state replacement forms.)

================================================================================
G.     SPECIAL REQUESTS


================================================================================
H.     BACKGROUND ON PROPOSED INSUREDS
1. Total Life Insurance on the primary proposed Insured in effect ___________________________________________________ Check here if None [X].
2.  What are  the primary proposed Insured's occupation and duties?
     Manager & Administrative duties
     ---------------------------------
3. Has any proposed Insured participated in the following activities within the last 2 years (or does anyone plan to do so in the future):
    a.operated or had any duties aboard an aircraft, glider, balloon, or like
    device?                                     [ ] Yes  [X] No
    If yes, complete Aviation Questionnaire.
    b. hazardous sports, such as auto, motorcycle, snowmobile or powerboat competitions/exhibitions;
    scuba  diving; mountain climbing; parachuting; sky diving or any
    other such sport or hobby?                  [ ] Yes [X] No
    If yes, complete Avocation Questionnaire.
For any questions answered yes below, give the details in 8.
4. Is any proposed Insured applying for or requesting reinstatement or policy change(s) of any other life or health insurance policy? If yes, give insurance company, policy plan and amount.
                                                [ ] Yes  [X] No
5. Has any proposed Insured been convicted of, or currently charged with, the commission of any criminal offense, other than the violation of a motor
    vehicle law within the last 5 years?   [ ] Yes  [X] No
6.  a. Primary Proposed Insured  driver's license number and state of issue:
    XXXXX-XXXXX-XXXXX  (Name of State)
--------------------------------------------------------------------------------

    b. Has any proposed Insured in the last 3 years:
(1.)   had a driver's license denied, suspended or revoked?                     [ ] Yes  [X] No
(2.)   been convicted of driving under the influence of alcohol or drugs?       [ ] Yes  [X] No
(3.)   been cited for 3 or more moving violations?                              [ ] Yes  [X] No
(4.)   been involved as a driver in 2 or more auto accidents?                   [ ] Yes  [X] No
       If yes, give details including type of violation, accident or reason for denial, suspension or revocation.

7.  Does any proposed Insured plan to live or travel outside the United States
    or Canada within the next 12 months?        [ ] Yes  [X] No
    If yes, give countries, purpose and duration of each trip.
8. Details of yes answers for questions 4-7. Give question number, proposed Insured's name and full details

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    FOR ADDITIONAL DETAILS USE ANOTHER APPLICATION
--------------------------------------------------------------------------------
I. DIVIDEND OPTION ELECTION - COMPLETE ONLY IF APPLYING TO THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
    [ ]    Paid-up additions    [ ]    Accumulate at interest    [ ]    Cash
    [ ]    Reduce premiums (not available for monthly mode)      [ ]
                                                                    ___________
================================================================================

ORD 96200-96


                            New York

On this page the words "I" and "my" refer to the primary proposed Insured and applicant, if different. The words "the Company" refer to the company checked at the beginning of this application. If a policy change, "I" and "my" refer to Insured or Owner, if other than Insured.

TERMS AND CONDITIONS

No new coverage requested in this application starts on any proposed Insured until all required initial medical exams and tests agreed to are completed, even if an amount has been paid to the Company.

When the Company gives a Limited Insurance Agreement form dated on the same date shown below, coverage will start as written in that Agreement. Otherwise, coverage will start on the policy date, provided:

       .    The Company issues a policy and I accept it; and
       .    the first premium is paid in full while all proposed Insureds'
            health remains as stated in the application.

No agent can make or change a policy, or waive any of the Company's rights or requirements.

The beneficiary named in the application (or in the policy if requesting a policy change) is for insurance payable in either of the following cases:
       .    at the death of the primary Insured; and
       .    at the death of an Insured child after the death of the primary
            Insured if there is no Insured spouse.

If this is a policy change and no beneficiary has been named in the application, the beneficiary for any insurance payable will be carried over from the policy that is being changed.

The owner of the policy is the primary proposed Insured or applicant if other than the primary proposed Insured unless a different owner is named in the application. If this is a policy change, the ownership arrangement will be carried over from the policy that is being changed unless a different owner is named in the application. This is subject to any provisions for the automatic transfer of ownership stated in the policy. If joint owners are named, ownership will be with the right of survivorship unless otherwise specified.
--------------------------------------------------------------------------------
SIGNATURES
By signing below:

 .I certify that to the best of my knowledge and belief the statements in this application are complete, true and correctly recorded.
 .I understand that new coverage could be invalidated if any information in the application is materially misrepresented.

 .I CONFIRM THAT IF I HAVE REQUESTED THE LIVING NEEDS BENEFIT, I HAVE READ THE DISCLOSURES IN THE BROCHURE (ORD 87246NY); AND AM AWARE THAT (1) RECEIPT OF ACCELERATED DEATH BENEFITS MAY AFFECT ELIGIBILITY FOR PUBLIC ASSISTANCE PROGRAMS AND MAY BE TAXABLE; AND (2) A DISCOUNT IS APPLIED TO DETERMINE ANY ACCELERATED DEATH BENEFIT PAYABLE AND A $150 ADMINISTRATIVE CHARGE WILL BE DEDUCTED AT THE TIME OF PAYMENT.

 .I agree to the Terms and Conditions shown above and on the Important Notice About Your Application, which I have received and read.

Signed at: (Name of City, State)                on Jan. 1, 1997
           -------------------------------------------------------------------
              (City/State)                    Date  (month/day/year)
Signature of primary proposed Insured, if age 14 and six months or over  X  John Doe or current Insured, if policy change
            --------
Signature of Applicant, if different than primary proposed Insured
X Richard Roe
  -----------

or if a policy change, Signature of Owner, if different than Insured
If applicant is a firm or corporation, give that company's name and have an officer sign below.

Signature and title of Officer of firm or corporation X
                                                       ________________________

Signature of Beneficiary, if policy change and rights are limited X
                                                                   ____________

Signature of Witness  (Licensed Writing Representative must witness)
X Richard Roe
  ___________

--------------------------------------------------------------------------------
LICENSED WRITING REPRESENTATIVE'S CERTIFICATION:
Do you have any information, other than what is stated in this application, that indicates that any proposed Insured may replace or change any current insurance or annuity in any company?
[ ] Yes  [X] No

Witness (Licensed Writing Representative must witness) X Richard Roe
================================================================================

ORD 96200-96

                       New York

PART 2 - MEDICAL INFORMATION
--------------------------------------------------------------------------------
SECTION A - TO BE COMPLETED FOR ALL CATEGORY II CHANGES AND PLANS OTHER THAN
            GIBRALTAR

1. Doctor Information:
   --------------------
 A. Primary Proposed Insured
 Physician last consulted:  Dr. Wm. Smith                          Primary Physician:    Dr. Wm. Smith
                          -----------------------                                     ----------------------------
 Date last seen:            10-95                                  Date last seen:              10-95
                 --------------------------------                                  -------------------------------
 Reason:                    Cold                                   Reason:                      Cold
                 --------------------------------                                  -------------------------------
 Address and Phone no.:     23 Main St.                            Address and Phone no.:       23 Main St.
                        -------------------------                                         ------------------------
                            Anytown                                                            Anytown
-------------------------------------------------                  -------------------------------------------------
                            XXX-XXXX                                                           XXX-XXXX
-------------------------------------------------                  -------------------------------------------------
 B.  Second Proposed Insured or AWP Applicant
 Physician last  consulted:                                        Primary Physician:
                          -----------------------                                     ----------------------------
 Date last seen:                                                   Date last seen:
                 --------------------------------                                  -------------------------------
 Reason:                                                           Reason:
                 --------------------------------                                  -------------------------------
 Address and Phone no.:                                            Address and Phone no.:
                        -------------------------                                         ------------------------
-------------------------------------------------                  -------------------------------------------------
-------------------------------------------------                  -------------------------------------------------

2. Build:                                          Height            Weight
   -----                                           5' 11"             180
                                                   ---------        --------
  a.   Primary Proposed Insured
  b.   Second Proposed Insured or AWP Applicant

3. Has either the primary proposed Insured or second proposed Insured, if proposed for coverage, ever used tobacco or other nicotine products?
   [ ] Yes [X] No
   If yes, give date last used:  Cigarettes     Any other nicotine product such
                                 (Mo/Yr)        as cigar, pipe, smokeless
                                                tobacco, nicotine gum or
                                                nicotine patch (Mo/Yr)
 Primary Proposed Insured
                          ------------------    -------------------------------
 Second Proposed Insured
                          ------------------    -------------------------------

4. Has anyone proposed for coverage been treated for or diagnosed as having:
   a. chest pain, or any disorder of the heart or blood vessels?                        [ ] Yes  [X] No
   b. high blood pressure?                                                              [ ] Yes  [X] No
   c. cancer, tumor, leukemia, melanoma, or lymphoma?                                   [ ] Yes  [X] No
   d. diabetes or high blood sugar?                                                     [ ] Yes  [X] No
   e. mental or psychiatric illness?                                                    [ ] Yes  [X] No
   f. AIDS or AIDS related complex, or other sexually transmitted diseases?             [ ] Yes  [X] No
   g. asthma or any disorder of the lungs?                                              [ ] Yes  [X] No
   h. any disorder of the brain or the nervous system?                                  [ ] Yes  [X] No
   I. hepatitis or any disorder of the liver, stomach or intestines?                    [ ] Yes  [X] No
   j. any disorder of the kidney or urinary tract?                                      [ ] Yes  [X] No

5. Other than above, is anyone proposed for coverage currently taking
   prescription medication?                                                             [ ] Yes  [X] No

6. Other than above, has anyone proposed for coverage:
   a. been a patient in a hospital or other medical facility?                           [ ] Yes  [X] No
   b. in the last 5 years, had or been advised to have surgery, medical tests
      (other than HIV), or diagnostic procedures i.e. ECGs, stress tests,
      X-rays, blood tests (other than HIV), urine tests, etc.?                          [ ] Yes  [X] No

7. Has anyone proposed for coverage:
   a. used or is now using cocaine, amphetamines, marijuana, heroin, or
      other drugs except as prescribed by a health care provider?                       [ ] Yes  [X] No
   b. had or been advised to have treatment or counseling for alcohol or
      drug use?                                                                         [ ] Yes  [X] No

8.  Does anyone proposed for coverage have any disease, disorder or condition
    not indicated above?                                                                [ ] Yes  [X] No

9.  Has anyone proposed for coverage had life or health insurance declined,
    postponed, or issued with an increased premium?                                     [ ] Yes  [X] No

10. Has anyone proposed for coverage requested or received disability
    or compensation benefits?                                                           [ ] Yes  [X] No

================================================================================

ORD 96200-96



                       New York

================================================================================
11.  Details of yes answers for questions 4-10.

   Question No.      Illness, operation or other reason        Dates and      Name, address and telephone
   and proposed      for any check-up, health care provider's  duration       number of health care
   Insured's name    advice, treatment and medications         of illness     providers and hospitals
4g John                 Cold                                    10-96           Dr. Wm. Smith
-----------------    ----------------------------------------  -----------    --------------------------
                                                                                23 Main St.
-----------------    ----------------------------------------  -----------    --------------------------
                                                                                Anytown, USA
-----------------    ----------------------------------------  -----------    --------------------------
-----------------    ----------------------------------------  -----------    --------------------------
-----------------    ----------------------------------------  -----------    --------------------------
-----------------    ----------------------------------------  -----------    --------------------------
-----------------    ----------------------------------------  -----------    --------------------------
-----------------    ----------------------------------------  -----------    --------------------------
-----------------    ----------------------------------------  -----------    --------------------------
-----------------    ----------------------------------------  -----------    --------------------------
-----------------    ----------------------------------------  -----------    --------------------------
-----------------    ----------------------------------------  -----------    --------------------------
-----------------    ----------------------------------------  -----------    --------------------------
-----------------    ----------------------------------------  -----------    --------------------------
-----------------    ----------------------------------------  -----------    --------------------------
-----------------    ----------------------------------------  -----------    --------------------------

FOR ADDITIONAL MEDICAL DETAILS USE ANOTHER APPLICATION
--------------------------------------------------------------------------------

All the answers are, to the best of my knowledge and belief, complete, true and correctly recorded. It is understood that any new coverage could be invalidated if any information in the application is materially misrepresented. This Part 2 will be attached to and made a part of the policy when issued.


Jan. 1, 1997   X Richard Doe               X John Doe
-------------- --------------------------  --------------------
Date           Witness                     Signature of primary proposed
                                           Insured (if age 15 or over)
                                           otherwise Applicant (or Owner, if
                                           policy change)


ORD 96200-96
------------




                       New York

================================================================================
PART 2 - MEDICAL INFORMATION
--------------------------------------------------------------------------------
SECTION B - TO BE COMPLETED FOR CATEGORY I CHANGES ONLY

1.Has either the primary proposed Insured or second proposed Insured, if proposed for coverage, ever used
  tobacco or other nicotine products?                        [ ] Yes  [ ] No
If yes, give date last used:  Cigarettes      Any other nicotine product such
                                              as cigar, pipe, smokeless
     (Mo/Yr)                                  tobacco, nicotine gum or
                                              nicotine patch (Mo/Yr)
  Primary Proposed Insured  ____________      _______________________________
  Second Proposed Insured   ____________      _______________________________

2.Has anyone proposed for coverage been declined or charged an increased premium
  for new life insurance or reinstatement of life insurance?   If yes, give
  details.                                                    [ ] Yes  [ ] No


3.Is anyone proposed for coverage currently unable to perform the normal duties of their occupation and/or normal daily activities?
  If yes, give details.                                       [ ]  Yes  [ ] No


4.Within the last five (5) years, has anyone proposed for coverage:
  a. taken prescription medication, or been treated for or diagnosed as having: high blood pressure, any disease or disorder of the heart, arteries or veins, diabetes, cancer, respiratory disorder (including asthma, recurrent bronchitis, emphysema), a mental illness or psychiatric disorder or any disease or disorder of the nervous system, alcohol or drug use?
     [ ] Yes [ ] No

  b. been treated for or diagnosed as having AIDS or AIDS related complex or other sexually transmitted diseases? [ ] Yes [ ] No

5.  Details of any "Yes" answer to question 4:

  Question No.      Illness, operation or other reason        Dates and      Name, address and telephone
  and proposed      for any check-up, health care provider's  duration       number of health care
  insured's name    advice, treatment and medications         of illness     providers and hospitals
-----------------   ----------------------------------------  ------------   ------------------------
-----------------   ----------------------------------------  ------------   ------------------------
-----------------   ----------------------------------------  ------------   ------------------------
-----------------   ----------------------------------------  ------------   ------------------------
-----------------   ----------------------------------------  ------------   ------------------------
-----------------   ----------------------------------------  ------------   ------------------------
-----------------   ----------------------------------------  ------------   ------------------------
-----------------   ----------------------------------------  ------------   ------------------------

FOR ADDITIONAL MEDICAL DETAILS USE ANOTHER APPLICATION

All the answers are, to the best of my knowledge and belief, complete, true and correctly recorded. It is understood that any new coverage could be invalidated
if any information in the application is materially misrepresented.    This Part
2 will be attached to and made a part of the policy when issued.

                  X                       X
----------------  --------------------    ---------------------------------
Date              Witness                 Signature of primary proposed
                                          Insured (if age 15 or over)
                                          otherwise Owner
===============================================================================

ORD 96200-96

                       New York

================================================================================
PART 2 - MEDICAL INFORMATION
--------------------------------------------------------------------------------
SECTION C - TO BE COMPLETED FOR GIBRALTAR PLANS ONLY

1. Doctor Information:
   --------------------
 A. Primary Proposed Insured
 Physician last consulted:                                         Primary Physician:
                          -----------------------                                     ----------------------------
 Date last seen:                                                   Date last seen:
                 --------------------------------                                  -------------------------------
 Reason:                                                           Reason:
                 --------------------------------                                  -------------------------------
 Address and Phone no.:                                            Address and Phone no.:
                        -------------------------                                         ------------------------
-------------------------------------------------                  -------------------------------------------------
-------------------------------------------------                  -------------------------------------------------
 B.  Second Proposed Insured or AWP Applicant
 Physician last  consulted:                                        Primary Physician:
                          -----------------------                                     ----------------------------
 Date last seen:                                                   Date last seen:
                 --------------------------------                                  -------------------------------
 Reason:                                                           Reason:
                 --------------------------------                                  -------------------------------
 Address and Phone no.:                                            Address and Phone no.:
                        -------------------------                                         ------------------------
-------------------------------------------------                  -------------------------------------------------
-------------------------------------------------                  -------------------------------------------------

2. Build:                                          Height            Weight
   -----                                           ---------        --------

  a.   Primary Proposed Insured
  b.   Second Proposed Insured or AWP Applicant

3. Has either the primary proposed Insured or second proposed Insured, if
   proposed for coverage, ever used tobacco or other nicotine products?                 [ ] Yes [ ] No
   If yes, give date last used:  Cigarettes     Any other nicotine product such
                                 (Mo/Yr)        as cigar, pipe, smokeless
                                                tobacco, nicotine gum or
                                                nicotine patch (Mo/Yr)
 Primary Proposed Insured
                          ------------------    -------------------------------
 Second Proposed Insured
                          ------------------    -------------------------------
4.  Within the last five (5) years, has anyone proposed for coverage:
   a.taken prescription medication, or been treated for or diagnosed as having:
     high blood pressure, any disease or disorder of the heart, arteries or veins, diabetes, cancer, respiratory disorder (including asthma, recurrent bronchitis, emphysema), a mental illness or psychiatric disorder or any
     disease or disorder of the nervous system, alcohol or drug use?                    [ ] Yes [ ] No
   b.been treated for or diagnosed as having AIDS or AIDS related complex or
     other sexually transmitted diseases?                                               [ ] Yes [ ] No

5. Has anyone proposed for coverage been declined or charged an increased
   premium for new life insurance or reinstatement of life insurance?                   [ ] Yes [ ] No

6. Is anyone proposed for coverage currently unable to perform the normal duties
   of their occupation and/or normal daily activities?                                  [ ] Yes [ ] No

Please include the details of any "Yes" answer to questions 4-6:
                                                                --------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FOR ADDITIONAL MEDICAL DETAILS USE ANOTHER APPLICATION
================================================================================
All the answers are, to the best of my knowledge and belief, complete, true and correctly recorded. It is understood that any new coverage could be invalidated if any information in the application is materially misrepresented. This Part 2 will be attached to and made a part of the policy when issued.

                  X                       X
----------------  --------------------    ---------------------------------
Date              Witness                 Signature of primary proposed
                                          Insured (if age 15 or over)
                                          otherwise Applicant

ORD 96200-96


                          New York